NORTHSTAR VARIABLE ANNUITY

AN INDIVIDUAL DEFERRED VARIABLE/FIXED ANNUITY CONTRACT
issued by
ReliaStar Life Insurance Company
and its
Northstar Variable Account

Supplement dated December 5, 2005, to your prospectus dated August 8, 1997

This supplement amends certain information contained in your prospectus dated August 8, 1997, as supplemented. Please read it carefully and keep it with your prospectus for future reference.
______________________________________________________________________________

IMPORTANT INFORMATION REGARDING THE ING VP DISCIPLINED LARGECAP PORTFOLIO*

ING VP Disciplined LargeCap Portfolio. On December 2, 2005, the ING VP Disciplined LargeCap Portfolio was closed to new investments by existing investors. Effective December 3, 2005, the ING VP Disciplined LargeCap Portfolio (Class I) merged into and became part of the ING Fundamental Research Portfolio (I Class). Because of this merger, your investment in the ING VP Disciplined LargeCap Portfolio (Class I) automatically became an investment in the ING Fundamental Research Portfolio (I Class) with an equal total net asset value. Unless you provide us with alternative allocation instructions, all future allocations directed to the ING VP Disciplined LargeCap Portfolio (Class I) will be automatically allocated to the ING Fundamental Research Portfolio (I Class). You may give us alternative allocation instructions at any time by contacting our Customer Service Center at P.O. Box 5050, Minot, North Dakota 58703, 1-877-884-5050. See also the Transfers section on page 21 of your prospectus for further information about making fund allocation changes.

This merger will provide investors the opportunity to invest in a larger Investment Fund with similar investment objectives and strategies and lower total Fund expenses.

You will not incur any fees or charges or any tax liability because of this merger, and your Contract Value immediately before the merger will equal your Contract Value immediately after the merger.

There will be no further disclosure regarding the ING VP Disciplined LargeCap Portfolio in future supplements to the August 8, 1997, prospectus.

IMPORTANT INFORMATION REGARDING FUND ADDITIONS

Effective December 2, 2005, the following Investment Funds were added as available Sub-Accounts through your Contract:

ING Fundamental Research Portfolio (I Class)
ING VP Index Plus International Equity Portfolio (Class S)

More information about these new Investment Funds is contained in the following tables.

*

The Portfolio commenced operations on May 6, 1994, as the Northstar Multi-Sector Bond Fund. Effective April 30, 1999, the Portfolio changed its name to the Research Enhanced Index Portfolio. Effective June 2, 2003, the Portfolio was renamed ING VP Disciplined LargeCap Portfolio.

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Fund Fees and Charges. The following table shows the investment advisory fees and other expenses charged annually by the two new Investment Funds referenced above. Fund fees are one of the factors that impact the value of a Fund share. To learn about additional factors, please see the Investment Fund prospectuses. The following figures are a percentage of the average net assets as of December 31, 2004.

Fund Name	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Gross Annual Fund Expenses	Fees and Expenses Waived or Reimbursed	Total Net Annual Fund Expenses
ING Fundamental Research Portfolio (I Class)	0.60%	--	0.20%	0.80%	--	0.80%
ING VP Index Plus International Equity Portfolio (Class S) [1,2]	0.45%	--	0.47%	0.92%	0.12%	0.80%

[1]

The amounts shown are estimated operating expenses for Class S shares of the Portfolio as a ratio of expenses to average daily net assets. Operating expenses are estimated as the Portfolio had not commenced operations as of December 31, 2004. Other Expenses includes a Shareholder Services fee of 0.25%. Pursuant to its administration agreement with the Trust, ING Funds Services, LLC may receive an annual administration fee equal to 0.10% of average daily net assets for this Portfolio. Other Expenses are estimated because the Portfolio did not have a full calendar year of operations as of December 31, 2004 (the Portfolio's fiscal year end).

[2]

ING Investments, LLC, the investment adviser to the Portfolio, has entered into a written expense limitation under which it will limit expenses of the Portfolio, excluding interest, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of the Portfolio's expenses waived, reimbursed or recouped during the last fiscal year is shown under the heading Fees and Expenses Waived or Reimbursed. Recoupments are shown as negative numbers under Fees and Expenses Waived or Reimbursed. The expense limits will continue through at least May 1, 2006. For further information regarding the expense limitation agreement, see the Fund's prospectus.

Fund Investment Advisers/Subadviser and Investment Objectives. The following table lists the investment advisers and subadvisers and information regarding the investment objectives of the two new Investment Funds referenced above. More detailed information about these Investment Funds can be found in the current prospectus and Statement of Additional Information for each Investment Fund.

There is no assurance that the stated objectives and policies of the Investment Funds will be achieved. Shares of the Investment Funds will rise and fall in value and you could lose money by investing in the Investment Fund. Shares of the Investment Fund are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. The Investment Fund is diversified, as defined under the 1940 Act.

Fund Name	Investment Adviser/ Subadviser	Investment Objective
ING Fundamental Research Portfolio (I Class)	Investment Adviser: ING Life Insurance and Annuity Company Subadviser: ING Investment Management Co.	Seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock.
ING VP Index Plus International Equity Portfolio (Class S)	Investment Adviser: ING Investments, LLC Subadviser: ING Investment Management Co.	Seeks to outperform the total return performance of the Morgan Stanley Capital International Europe Australasia and Far East Index ("MSCI EAFE® Index"), while maintaining a market level of risk.

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